Exhibit 99.1

JDA Software Group, Inc. and QRS Corporation	Contact information
JOINT NEWS RELEASE	at the end of news release

JDA and QRS Announce Filing of Form S-4 Registration Statement
Relating To Pending Merger

SCOTTSDALE, Ariz. and RICHMOND, Calif. – July 26, 2004 – JDA® Software Group Inc. (Nasdaq:JDAS) and QRS Corporation (Nasdaq:QRSI) today announced that JDA has filed a Registration Statement on Form S-4 with the Securities and Exchange Commission (SEC). The Registration Statement covers the shares to be issued as part of the previously announced pending merger between the two companies. Following any SEC review of the Registration Statement, the joint proxy statement/prospectus, which is a part of the Registration Statement, will be sent to JDA and QRS stockholders in connection with separate stockholder meetings to be held for the purpose of approving the merger.

     JDA and QRS also announced today that, as indicated in the Registration Statement on Form S-4, JDA has cleared antitrust regulatory review with written notice from the Federal Trade Commission Pre-merger Notification Office of early termination of the waiting period imposed by the Hart-Scott-Rodino Antitrust Improvements Act.

About QRS Corporation (Pre Acquisition)

     QRS Corporation (Nasdaq: QRSI) is a technology company that serves the global retail trading community. We offer collaborative commerce solutions that drive a new standard for global brand execution. At QRS, we manage the flow of critical commerce information and leverage our retail technology expertise to address fundamental industry challenges such as global data synchronization, mandate compliance, transaction management and global trade management. QRS solutions help approximately 9,800* customers expand into new markets and channels, improve operational efficiency and differentiate their brand. For more information, visit www.qrs.com.

* Based on total, unique QRS corporate customers that purchased or licensed QRS products and services between July 1, 2003 and June 30, 2004.

About JDA Software Group, Inc. (Pre Acquisition)

     With approximately 4,600 retail, manufacturing and wholesale clients in 60 countries, JDA Software Group, Inc. (Nasdaq: JDAS) is a global leader in delivering integrated software and professional services for the retail demand chain. By capitalizing on its market position and financial strength, JDA commits significant resources to advancing JDA Portfolio®, the industry’s leading suite of best in class products that manage and optimize demand chain processes from finished goods to customer checkout. Portfolio solutions are proven to help retailers and their suppliers improve top-and bottom-line results, operational and supply chain efficiencies and customer relations. Founded in 1985, JDA is headquartered in Scottsdale, Arizona and employs more than 1,300 associates operating from 27 offices in major cities throughout North America, South America, Europe, Asia and Australia. For more details, visit www.jda.com, call +1 480.308.3555 or email info@jda.com.

###

“Safe Harbor” Statement under the U.S. Private Securities Litigation Reform Act of 1995

     This press release contains forward-looking statements that are made in reliance upon the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements contained herein include statements about the consummation of the pending merger of JDA and QRS, future financial and operating results of the combined company and benefits of the pending merger. Factors that could cause actual results to differ materially from those described herein include: (a) JDA’s ability to leverage the QRS products to enable it to further expand its position in the demand chain market; (b) JDA’s ability to successfully integrate and market the QRS products; (c) JDA’s and QRS’ ability to obtain stockholder and regulatory approvals; and (d) JDA’s and QRS’ assumptions regarding the future financial and operating results of the combined company if JDA and QRS successfully complete the merger. Additional information relating to the uncertainty affecting the businesses of JDA and QRS as well as certain risk associated with the pending merger between JDA and QRS are contained in their respective filings with the SEC, including the Registration Statement on Form S-4 referred to elsewhere in this press release. Neither JDA nor QRS is under any obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

     In addition to the specific risks identified in the preceding paragraph, mergers involve a number of special risks, including diversion of management’s attention to the assimilation of the technology and personnel of acquired businesses, costs related to the merger, the integration of acquired products, technologies and employees into JDA’s business and product offerings, and the risk that the merger is not consummated. Achieving the anticipated benefits of the pending merger will depend, in part, upon whether the integration of the acquired products, technology, or employees is accomplished in an efficient and effective manner, and there can be no assurance that this will occur. The difficulties of such integration may be increased by the necessity of coordinating geographically disparate organizations, the complexity of the technologies being integrated, and the necessity of integrating personnel with disparate business backgrounds and combining different corporate cultures. The inability of management to successfully integrate the business of the two companies, and any related diversion of management’s attention, could have a material adverse effect on the combined company’s business, operating results and financial condition.

Caution Required by Certain SEC Rules

     In connection with the proposed transaction, JDA has filed a registration statement on Form S-4, which includes a prospectus of JDA and a joint proxy statement for each of JDA’s and QRS’ special stockholder meetings, with the Securities and Exchange Commission (“SEC”). Investors and security holders are advised to read the registration statement, prospectus and joint proxy statement because they contain important information about the proposed merger. Investors and security holders may obtain a free copy of the registration statement, prospectus and joint proxy statement and other documents filed by JDA and QRS with the SEC at the SEC’s web site at http://www.sec.gov. Free copies of the registration statement, prospectus and joint proxy statement and other documents filed by JDA with the SEC may also be obtained from JDA by directing a request to JDA, Attention: G. Michael Bridge, legal counsel, 480-308-3000. Free copies of the joint proxy statement (when available) and other documents filed by QRS with the SEC may also be obtained from QRS by directing a request to QRS, Attention: Stacey Giamalis, Secretary, 510-215-5000.

     JDA and its directors and its executive officers may be deemed, under SEC rules, to be soliciting proxies from JDA’s and QRS’ stockholders in favor of the proposed merger. Information regarding the identity of these persons, and their interests in the solicitation, is set forth in a Schedule 14A filed with the SEC, as well as the Form S-4, and available free of charge at the SEC website and public reference rooms, and from the JDA corporate secretary.

     QRS and its directors and its executive officers may be deemed, under SEC rules, to be soliciting proxies from QRS’ and JDA’s stockholders in favor of the proposed merger. Information regarding the identity of these persons, and their interests in the solicitation, is set forth in a Schedule 14A filed with the SEC, as well as the Form S-4, and available free of charge at the SEC website and public reference rooms, and from the QRS corporate secretary.

JDA Investor Relations Contact:
Kris Magnuson, EVP/CFO
480-308-3000

Thomas Ball, Morrow & Co., Inc.
800-662-5200

Lawrence Delaney, Jr., The Berlin Group
714-734-5000

JDA Public Relations Contact:
Peter Charness, SVP Global Marketing, Chief Product Officer
480-308-3000

QRS Investor Relations Contact:
David Cooper, CFO
510-215-5000

QRS Public Relations Contact:
Katherine Post, Director, Corporate Communications
510-965-4521